UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2020

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

Spectrum Brands Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on July 28, 2020. A total of 40,878,962 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were present in person or represented by proxy at the Annual Meeting, representing 94.94% of the Company’s outstanding Common Stock as of June 3, 2020, the record date.

The Company is pleased to have had a significant percentage of its outstanding shares of Common Stock participate in the Annual Meeting and vote in favor of each proposal presented for consideration. The final results for the votes regarding each proposal are set forth below, including the approval percentage for each proposal, represented as a percentage of total votes cast for each such proposal:

Proposal 1. The Company’s stockholders elected each of the following persons as Class II directors of the Company for a term of three years and until his successor is elected and qualified. The votes regarding this proposal were as follows:

Name	For	Against	Abstain	Broker Non-Votes	Approval Percentage
Kenneth C. Ambrecht	35,332,315	2,978,889	17,884	2,549,874	92.67%
Hugh R. Rovit	37,143,702	1,167,835	17,551	2,549,874	97.10%

Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
40,419,736	452,035	7,191	0	98.88%

Proposal 3. The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers of the Company. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
32,102,680	5,524,772	701,636	2,549,874	84.77%

Proposal 4. The Company’s stockholders approved the Spectrum Brands Holdings, Inc. 2020 Omnibus Equity Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
28,750,978	9,549,097	29,013	2,549,874	76.57%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2020
SPECTRUM BRANDS HOLDINGS, INC.
SB/RH HOLDINGS, LLC

	By:	/s/ Ehsan Zargar
Name: Ehsan Zargar
Title: Executive Vice President, General Counsel and Corporate Secretary
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